SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2007

CBOT HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32650	36-4468986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd.

Chicago, Illinois 60604

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (312) 435-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry Into Material Definitive Agreement

On July 6, 2007, the Registrant, the Board of Trade of the City of Chicago, Inc., a Delaware corporation and a subsidiary of the Registrant (“CBOT”), and Chicago Mercantile Exchange Holdings Inc., a Delaware corporation (“CME Holdings”), entered into Amendment No. 4 (the “Amendment”) to the Agreement and Plan of Merger, dated as of October 17, 2006 and amended as of December 20, 2006, May 11, 2007 and June 14, 2007 by and among the Registrant, CBOT and CME Holdings.

Pursuant to the Amendment, at the effective time of the merger, for each share of the Registrant’s Class A common stock owned, the Registrant’s Class A stockholders will be entitled to receive 0.3750 shares of CME Holdings Class A common stock. A copy of the Amendment is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events

On July 6, 2007, the Registrant and CME Holdings issued a joint press release announcing the Amendment. The press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	2.1	Amendment No. 4 to Agreement and Plan of Merger

	99.1	Joint press release dated July 6, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBOT HOLDINGS, INC.

Date: July 6, 2007	By:	/s/ Bernard W. Dan
	Name:	Bernard W. Dan
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Title
2.1	Amendment No. 4 to Agreement and Plan of Merger

99.1	Joint press release dated July 6, 2007